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                                                                   Exhibit 10(v)

                   MASTER MORTGAGE LOAN WAREHOUSING AGREEMENT

THIS MASTER MORTGAGE LOAN WAREHOUSING AGREEMENT (the "Agreement") is made and is effective as of October 1, 1997 by and between ASSOCIATES COMMERCIAL CORPORATION dba FIRST COLLATERAL SERVICES, a corporation organized under the laws of Delaware ("Lender") and OCEAN WEST ENTERPRISES, INC., a corporation organized under the laws of California (the "Company"):


                                   AGREEMENT

1.      MORTGAGE WAREHOUSING LINE OF CREDIT.

        (a)     Credit Limit. On the terms and subject to the conditions set
                ------------
forth herein, Lender agrees that it shall, from time to time to the Maturity Date (as that term and capitalized terms not otherwise defined herein are defined in Paragraph 9 below), make loans (the "Loans" or a "Loan") to the Company in principal amounts not to exceed, in the aggregate at any time outstanding, the lesser of:

                (1) the Credit Limit, less amounts, if any, outstanding under the Additional Credit Facilities; or

                (2)     the Warehouse Value of the Borrowing Base.

        (b)     Procedure for Request and Making of Loans. The Company shall
                -----------------------------------------
before each proposed date for funding a Loan or Loans complete and deliver a Loan Request in the form of Exhibit I hereto and accompanying required documents to Lender as defined in the Commitment Letter and certify that said loan is an Eligible Mortgage Loan. It is expressly agreed that Lender may from time to time fund Loans hereunder by issuance of a cashier's check or wire transfer, or by honoring drafts drawn against the Draft Account, each such cashier's check or wire transfer, or draft drawn against the Draft Account constituting a "Loan" for all purposes hereof. Company hereby covenants and agrees that Lender shall not be liable for transfer of funds to an incorrect account number, street address, or beneficiary, supplied by Company or other party, or failure of transfer due to circumstances beyond the control of Lender. Company agrees to indemnify Lender and hold Lender harmless from any claims or liabilities arising out of such mistake or error or failure of transfer due to circumstances beyond the control of Lender.

        (c)     Book Account. The Lender shall maintain an account on its books
                ------------
of all Loans made to the Company and not yet repaid. The obligation of the Company to repay the Loans shall be evidenced by this account, and the outstanding amount shall be known as the "Book Account Amount." Not more frequently than once each month, Lender shall deliver a statement of account containing the Book Account Amount to the Company setting forth the unpaid balance of Loans outstanding hereunder, which statement shall be deemed conclusively correct and accepted by the Company unless the Company notifies Lender in writing to the contrary within ten (10) business days following delivery of such statement to the Company.

        (d)     Interest. The Company shall pay to Lender interest on Loans
                --------
outstanding hereunder from the date (or, in the case of drafts, honored) disbursed to but not including the date of payment in the amount billed to the Company by Lender, calculated on the principal amount of Loans outstanding hereunder during the monthly interest computation period at the Prevailing

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Interest Rate. Interest is due and payable upon receipt by the Company of a monthly interest billing delivered by Lender to the Company, commencing upon receipt of the first such billing to and including maturity (whether at the stated Maturity Date, upon acceleration or otherwise.) Interest is delinquent if not received by Lender on or before the 20th day of the month (or if the 20th is a Saturday, Sunday or holiday, the next succeeding business day). A late charge equal to a per annum rate of four (4%) percent above the Prevailing Interest Rate shall be assessed on the amount of the delinquent interest from the 20th day of the month (or if the 20th is a Saturday, Sunday or holiday, the next succeeding business day) to but not including the date payment in the amount billed to the Company by Lender is received by Lender.

     (e)  Principal. All Loans hereunder, with interest accrued and unpaid
          ---------
thereon, shall be payable in full on the Maturity Date, unless otherwise expressly extended or renewed in writing by Lender. Company may at any time prepay outstanding principal under the Loans, in whole or in part, without payment of any pre-payment penalty or premium, and such prepaid sums shall thereafter be available to be reborrowed by Company under the terms and conditions of this Agreement.

     (f)  Take-Out Purchase. Company shall provide to Lender at the time of each
          -----------------
Loan a Take-Out Purchase Commitment at a specified price and from a Qualified Take-Out Purchaser. Company may at any time repay any Loan at the Book Account Amount or substitute another Qualified Take-Out Purchaser to purchase the Loan at the Book Account Amount. The Company shall receive the excess of the amount paid by any such Purchaser to purchase a Loan (the "Take-Out Purchase Price") received by Lender in excess of the Book Account Amount after subtraction of all obligations due and outstanding from Company to Lender on account of the loans or loans purchased and any other amounts then due, owing and unpaid. Company shall itself repay any Loan at the Book Account Amount and pay any shortfall to Lender if the Take-Out Purchaser fails to purchase the Loan by the date specified in the original Loan Request. Company shall itself, upon the demand of Lender, immediately repay any Loan at the Book Account Amount if said Loan ceases at any time to qualify as an Eligible Mortgage Loan. Lender shall deliver Loans to the Qualified Take-Out Purchaser, specified by Company, by a bailee letter in the form attached to this Agreement as Exhibit II. Company guarantees payment by the Qualified Take-Out Purchaser and agrees that delivery of Loans to the Qualified Take-Out Purchaser under the bailee letter shall be at the risk of Company and Lender shall assume no liability for loss caused by late delivery of said Loans or for any other cause. If for any reason the Qualified Take-Out Purchaser fails to remit all or part of the Take-Out Purchase Price to Lender when due under the bailee letter, Company shall forthwith remit the balance or all of the Book Account Amount to Lender and Lender shall assign its rights under the bailee letter to Company.

     (g)  Nature and Place of Payments. All payments made on account of the
          ----------------------------
Obligations shall be made in lawful money of the United States of America in immediately available funds. If any payment required to be made by Company hereunder becomes due and payable on a day other than a business day, the due date thereof shall be extended to the next succeeding business day and interest thereon shall be payable at the then applicable rate during such extension. Payments required to be made hereunder shall be made to the Contact Office of Lender or such other office as Lender shall from time to time designate.

     (h)  Post-Maturity Interest. Any Obligations not paid when due (whether at
          ----------------------
the stated Maturity Date, upon acceleration or otherwise) shall bear interest from the date due until paid in full at a per annum rate equal to four percent (4%) above the Prevailing Interest Rate.

     (i)  Fees. The Company shall pay to Lender promptly the Required Fees when
          ----
due.

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     (j)  Computation.  All computations of interest and fees payable here under
          -----------
shall be based upon a year of 360 days for the actual number of days elapsed.

     (k)  Fidelity Bonds and Insurance.  Company shall maintain fidelity bonds
          ----------------------------
and policies of insurance in form and substance satisfactory to Lender insuring itself and Lender and the principals, successors, heirs and assigns of Lender, in the greater amount of $300,000.00 or that required by FNMA in Section 1.01 of the FNMA Guaranteed Mortgage Backed Securities Sellers' and Servicers' Guide, against loss or damage from any breach of fidelity by Company or any officer, director, employee or agent of Company, and against any loss or damage from loss or destruction of documents, theft, misappropriation, or errors or omissions.

2.   MARK TO MARKET; SECURITY; GUARANTIES; ADDITIONAL DOCUMENTS.

     (a)  Borrowing Base; Conformity; Mark-to-Market Requirement.  In support of
          ------------------------------------------------------
its obligation to repay Loans hereunder, the Company shall cause to be maintained with Lender, or with a custodian for the account of Lender under the Security Agreement, a Borrowing Base consisting of Eligible Collateral with a Warehouse Value not less than, at any date, the Book Account Amount of Loans outstanding hereunder at such date. In addition to all other payment obligations of the Company hereunder, upon written demand by Lender from time to time, the Company shall pay to Lender:

          (1) The amount by which the Book Account Amount of Loans outstanding hereunder exceeds the sum of

                  (i)   the Warehouse Value, plus

                  (ii)  the Allowed Discrepancy.

Notwithstanding the foregoing, if, but only if, there shall not have occurred and be continuing an Event of Default or Potential Default hereunder, the Company may, in the alternative to making the payments required by subparagraphs 2(a)(1)(i) and (ii) above and subject to the provisions of the Security Agreement, deliver to Lender additional Eligible Collateral such that the Borrowing Base, as so increased, shall be in conformity with the requirements hereof.

     (b)  Security Agreement.  As collateral security for the Obligations, the
          ------------------
Company shall execute and deliver to Lender the Security Agreement, pursuant to which the Company shall pledge, assign and grant to Lender a first priority security interest in and lien upon the Collateral.

     (c)  Guaranties, etc.  As additional support for the Obligations, the
          ---------------
Company agrees to execute and deliver or cause to be executed and delivered to Lender such guaranties and such additional security agreements as Lender may request, as set forth more particularly from time to time in the Commitment Letter (the "Additional Collateral Documents").

     (d)  Further Documents.  The Company agrees to execute and deliver or to
          -----------------
cause to be executed and delivered to Lender from time to time such confirmatory or supplementary security agreements, financing statements or other documents, instruments or agreements as Lender may, in its sole discretion, request, which are in Lender's judgment necessary or appropriate to obtain for Lender the benefit of the Collateral and the Additional Collateral Documents.

3.   CONDITIONS TO MAKING A LOAN.

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      (a)  First Loan. As conditions precedent to Lender's obligation to make the first Loan hereunder:

           (1) The Company shall have delivered to Lender, in form and substance satisfactory to Lender:

               (i)   A duly executed copy of the Commitment Letter;

               (ii)  A duly executed copy of this Agreement;

               (iii) A duly executed copy of the Security Agreement;

               (iv) Duly executed copies of the Additional Collateral Documents and all other security agreements, financing statements, and other documents, instruments and agreements, properly executed, deemed necessary or appropriate by Lender, in its sole discretion, to create in favor of Lender a perfected first security interest in and lien upon the Collateral; and

               (v) Such credit applications, financial statements, corporate borrowing resolutions and authorizations and such information concerning the Company, any Guarantors or its or their business, operations, and conditions (financial and otherwise) as Lender may request.

               (vi) an irrevocable appointment of CT Corporation as Company's agent for service of process as required under paragraph 8(f) of this Agreement.

           (2) All acts, conditions and things (including, without limitation, the obtaining of any necessary regulatory approvals and the making of any required filings, recordings or registrations) required to be done and performed and to have happened precedent to the execution, delivery and performance of the Loan Documents and to constitute the same legal, valid and binding obligations, enforceable in accordance with their respective terms, shall have been done and performed and shall have happened in due and strict compliance with all applicable laws.

           (3) All documentation in connection with the transactions contemplated by the Loan Documents, including, without limitation, documentation for corporate and legal proceedings, shall be satisfactory in form and substance to Lender and its counsel.

      (b)  All Loans. As conditions precedent to Lender's obligation to make any
           ---------
Loan hereunder, including the first Loan, the Company shall have delivered a Loan Request and any required documents to Lender; and, at and as of the date of the Loan Request and the date of funding (or, in the case of drafts, honor) thereof Company represents and warrants:

           (1) The representations and warranties of the Company contained in the Loan Documents shall be true and complete in all material respects;

           (2) There shall not have occurred an Event of Default or Potential Default; and

           (3) Following the funding (or, in the case of drafts, honor) of the requested Loan, the aggregate Loans outstanding hereunder shall not exceed the limitation of Paragraph (1)(a) above.

By requesting Lender to make any Loan hereunder, the Company shall be deemed to have represented and warranted the truthfulness and completeness of the statements set forth in subparagraphs (b)(1) through (b)(3) above.

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4.   REPRESENTATIONS AND WARRANTIES OF THE COMPANY. As an inducement to Lender to enter into this Agreement and to make Loans as provided herein, the Company represents and warrants to Lender that:

     (a) Take-out Purchase Commitment. Each Take-Out Purchase Commitment is a
         ----------------------------
bona fide current, unused and unexpired commitment made by a Qualified Take-Out Purchaser, under which said Person agrees, prior to or on the expiration thereof, upon the satisfaction of certain terms and conditions therein, to acquire such Loan, which commitment is not subject to any term or condition which is not customary in commitments of like nature or which, in the reasonably anticipated course of events, cannot be fully complied with prior to the expiration thereof.

     (b) Financial Condition. The financial statements of the Company,
         -------------------
respectively dated the Statement Date and the Interim Date, copies of which have heretofore been furnished to Lender, are complete and correct and present fairly the consolidated and consolidating financial condition of the Company and its consolidated Subsidiaries at such dates and the consolidated and consolidating results of their operations and changes in financial position for the fiscal periods then ended. All such financial statements, including the related schedules and notes thereto, have been prepared in accordance with GAAP. Neither the Company nor any of its consolidated Subsidiaries have any material contingent obligation, contingent liability or liability for taxes, long-term lease or unusual forward or long-term commitment which is material and which is not reflected in such financial statements, including the notes related thereto.

     (c) No Change. Since the Statement Date and the Interim Date there has been
         ---------
no material adverse change in the business, operations, assets or financial or other condition of the Company or of the Company and its consolidated Subsidiaries taken as a whole, or of the Company's parent organization or of the Guarantors of Company.

     (d) Corporate Existence; Compliance with Law. The Company and each
         ----------------------------------------
Subsidiary:

         (1) It is duly organized, validly existing and in good standing as a corporation under the laws of the state of its incorporation and each jurisdiction in which its ownership of property or conduct of business requires such qualification;

         (2) Has the corporate power and authority and the legal right to own and operate its property and to conduct its business in the manner in which it does and proposes so to do; and

         (3) Is in compliance with all Requirements of Law.

     (e) Corporate Power; Authorization; Enforceable Obligations. The Company
         -------------------------------------------------------
has the corporate power and authority and the legal right to make, deliver and perform the Loan Documents and to borrow hereunder and has taken all necessary corporate action to authorize such borrowing on the terms and conditions of this Agreement and to authorize the execution, delivery and performance of the Loan Documents. The Loan Documents have each been duly executed and delivered on behalf of the Company and constitute legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms.

     (f) No Legal Bar. The execution, delivery and performance of the Loan
         ------------
Documents, the borrowing hereunder and the use of the proceeds thereof, will not violate any Requirements of Law or any Contractual Obligation of the Company.

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     (g) No Material Litigation. Except as disclosed by the Company to Lender in
         ----------------------
writing prior to the date of the Commitment Letter, no litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of the Company, threatened by or against the Company or any of its Subsidiaries or against any of the Company's or any such Subsidiary's properties or revenues which, if adversely determined, could have a material adverse effect on the business, operations, property or financial or other condition of the Company or any Subsidiary.

     (h) Taxes. The Company and each Subsidiary have filed or caused to be
         -----
filed all tax returns that are required to be filed and have paid all taxes shown to be due and payable on said returns or on any assessments made against them or any of their property.

     (i) Investment Company Act. The Company is not an "investment company" or
         ----------------------
a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

     (j) Parents, Affiliates, and Subsidiaries. The Company has delivered to
         -------------------------------------
Lender an accurate and complete list of all existing Parents, Affiliates, and Subsidiaries of the Company, their respective jurisdictions of incorporation, the percentage of their capital stock owned by or in the Company or other Parents, Affiliates, or Subsidiaries and all of the issued and outstanding shares of capital stock of the Parents, Affiliates, and Subsidiaries have been duly authorized and issued and are fully paid and nonassessable.

     (k) Federal Reserve Board Regulations. Neither the Company nor any of its
       -----------------------------------
Subsidiaries is engaged or will engage, principally or as one of its important activities, in the business of extending credit for the purpose of "purchasing" or "carrying" of any "margin stock" within the respective meanings of such terms under Federal Reserve Board Regulation U. No part of the proceeds of any Loan issued hereunder will be used for "purchasing" or "carrying" "margin stock" as so defined or for any purpose which violates, or which would be inconsistent with, the provisions of the Regulations of the Board of Governors of the Federal Reserve System.

     (l) ERISA. The Company and each Subsidiary are in compliance in all
         -----
material respects with the requirements of ERISA and no Reportable Event has occurred under any Plan maintained by the Company or any Subsidiary.

     (m) Securities Acts. Company has not issued any unregistered securities in
         ---------------
violation of the registration requirements of Section 5 of the Securities Act of 1933, as amended, or any other law, and is not violating any rule, regulation or requirement under the Securities Act of 1933, as amended, or the Securities and Exchange Act of 1934, as amended. Company is not required to qualify an indenture under the Trust Indenture Act of 1939, as amended, in connection with its execution and delivery of the Mortgage Notes under the Loan Documents.

     (n) Pension Liabilities. The Company has no existing or contingent
         -------------------
liabilities for pensions or to the PBGC which are not reflected in full on the Company's liabilities in the Financial Statement on the Statement Date and the Interim Date.

5. AFFIRMATIVE COVENANTS. The Company hereby covenants and agrees with Lender that, as long as any Obligations remain unpaid or Lender has any obligation to make Loans hereunder, the Company shall:

     (a) Financial Statements. Furnish to Lender:
         --------------------

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         (1) Within ninety (90) days after the last day of each fiscal year,
Company shall cause a firm of independent certified public accountants of nationally recognized standing acceptable to Lender in its sole discretion to forward directly to Lender financial statements (consolidated and consolidating) showing the financial position of the Company and its Subsidiaries on such date and the related consolidated and consolidating statements of operations, changes in stockholders' equity and cash flow for the year ended on such date. Company shall certify that the Company has responsibility for the preparation, integrity and reliability of the financial statements and related financial information, that the financial statements were prepared in accordance with GAAP and prevailing practices of the mortgage banking industry and include necessary judgments and estimates by management. The independent public accountants in their cover letter shall acknowledge that they are forwarding the financial statements of Company to Lender for the benefit of Lender, its principals, successors and assigns. The independent public accounts shall certify that they have audited the financial statements in accordance with GAAP and shall express the opinion that the financial statements present fairly in all material respects the consolidated and consolidating position of the Company and its subsidiaries as of the date of the financial statement and the results of operations, cash flows and consolidated and consolidating financial position of Company in conformity to GAAP.

         (2) Within forty-five (45) days after the last day of each of the Company's four (4) fiscal quarters, Company shall submit to Lender consolidated financial statements showing the consolidated financial position and results of operations of the Company and its Subsidiaries as of and for the period from the beginning of the current fiscal year to such date.

     (b) Reports; Other Information. Furnish or cause to be furnished to Lender:
         --------------------------

         (1) Promptly, such financial and other information, including, without limitation, financial statements and/or personal income tax returns of Guarantors, as Lender may from time to time reasonably request.

     (c) Payment of Indebtedness. Pay, discharge or otherwise satisfy at or
         -----------------------
before maturity or before they become delinquent, defaulted or accelerated, as the case may be, all its Indebtedness, except Indebtedness being contested in good faith and for which provision is made to the satisfaction of Lender for the payment thereof in the event the Company is found to be obligated to pay such Indebtedness and which Indebtedness is thereupon promptly paid by the Company.

     (d) Maintenance of Existence. Maintain all rights, privileges, licenses,
         ------------------------
approvals and franchises necessary or desirable in the normal conduct of its business, and comply with all Contractual Obligations and Requirements of Law.

     (e) Inspection of Property; Books and Records; Discussions. Keep proper
         ------------------------------------------------------
books of record and account in which full, accurate and complete entries in conformity with GAAP and all Requirements of Law shall be made of all dealings and transactions in relation to its business and activities; and permit representatives of Lender to visit and inspect any of its properties and examine and make abstracts from any of its books and records at any reasonable time and as often as may reasonably be desired, and to discuss the business, operations, properties and financial and other condition of the Company and its Subsidiaries, with its independent certified public accounts and with the Guarantors.

     (f) Notices. Promptly give notice to Lender of:
         -------

         (1) The occurrence of any Event of Potential Default or Event of Default;

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          (2)  Any litigation or proceeding affecting the Company, any
Subsidiary or the Collateral which could have a material adverse effect on the Collateral or the business, operations, property or financial or other condition of the Company or any Subsidiary; and

          (3) A material adverse change in the business, operations, property or financial or other condition of the Company or any Subsidiary.

     (g)  Expenses. The Company shall reimburse Lender for all costs and
          --------
expenses, including, without limitation, reasonable attorney's fees and disbursements (and fees and disbursements of Lender's in-house counsel) expended or incurred by Lender in any arbitration, mediation, judicial reference, legal action or otherwise, in connection with (a) the negotiation, preparation, amendment, interpretation and enforcement of this Agreement including, without limitation, during any workout, attempted workout, and/or in connection with the rendering of legal advice as to Lender's rights, remedies and obligations under this Agreement or any of the Loan Documents, (b) collecting any sum which becomes due Lender under this Agreement or any Loan Document, (c) any proceeding for declaratory relief, any counterclaim to any proceeding, or any appeal, or
(d) the protection, preservation or enforcement of any rights of Lender. For the purpose of this section, attorneys' fees shall include, without limitation, fees incurred in connection with the following: (1) contempt proceedings; (2) discovery; (3) any motion, proceeding or other activity of any kind in connection with a bankruptcy proceeding or case arising out of or relating to any petition under Title 11 of the United States Code, as the same shall be in effect from time to time, or any similar law; (4) garnishment, levy, and debtor and third party examinations; and (5) post-judgment motions and proceedings of any kind including, without limitation, any activity taken to collect or enforce any judgment. The obligations of the Company under this paragraph 5(g) shall survive payment of the Obligations.

     (h)  Loan Documents. Comply with and observe all terms and conditions of
          --------------
the Loan Documents.

     (i)  Properties. The Company has good and marketable title to all of its
          ----------
properties and assets and, with the exception of properties acquired by foreclosure or by deed in lieu of foreclosure, none of the assets of the Company is subject to any mortgage, pledge, title retention lien, security interest or encumbrance, except for those expressly permitted herein.

     (j)  Independence of Covenants. Give independent effect to all covenants
          -------------------------
hereunder so that if a particular action or condition is not permitted by any such covenants, the fact that it would be permitted by an exception to, or be otherwise within the limitations of another covenant shall not avoid the occurrence of an Event of Default or Potential Default.

6. NEGATIVE COVENANTS. The Company hereby agrees that, as long as any Obligation remain unpaid or Lender has any obligation to make Loans hereunder, the Company shall not, directly or indirectly:

     (a)  Liens. Create, incur, assume or suffer to exist, any Lien upon the
          -----
Collateral or, except as disclosed to and approved by Lender in writing, upon any servicing rights of the Company or its rights to payment on account thereof.

     (b)  Fundamental Changes. Change the essential nature of its business from
          -------------------
that conducted on the date of this Agreement, or enter into any transaction of merger or consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), convey, sell, lease, assign, transfer or otherwise dispose of, in one transaction or a series of itself (or suffer any liquidation or dissolution), convey, sell, lease, assign, transfer or otherwise dispose of, in one transaction or a series of transactions, a substantial portion of its business or assets or acquire by purchase or otherwise all

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the business or asset of, or stock or other evidences of beneficial ownership of, any Person, make any change in its present method of conducting business, or make any change in its existing management structure.

     (c)  Sale of Asset. Convey, sell, lease, assign, transfer or otherwise
          -------------
dispose of any of its assets (other than obsolete or worn out property), whether now owned or hereafter acquired, other than in the ordinary course of business as presently conducted; provided, however, that in no event shall the Company sell, transfer or otherwise dispose of any part of its servicing portfolio without the prior written consent of Lender if the amount so sold, when aggregated with all such transactions within the preceding twelve (12) month period, equals fifteen percent (15%) or more in dollar amount of the Company's remaining servicing portfolio. In no event shall Company allow any agency such as FNMA, GNMA, FHLMC, or HUD, private investor, or any other party to seize or take control of its servicing portfolio for breach of any servicing agreement applicable to such servicing portfolio.

     (d)  Dividends, Etc. Declare or pay any dividends, purchase or otherwise
          --------------
acquire for value any of its capital stock now or hereafter outstanding, or make any distribution of assets to its stockholders as such, or permit any of its Subsidiaries to purchase or otherwise acquire for value of stock of the Company, except that the Company may

          (1) Declare and deliver dividends and distributions payable in common stock of the Company, and

          (2) Purchase or otherwise acquire shares of its capital stock with the proceeds received from the issue of new shares of its capital stock, and

          (3) Declare or pay cash dividends to its stockholders and purchase or otherwise acquire shares of its own outstanding capital stock for cash in excess of the percentage of net income of the Company and its Subsidiaries as set forth in the Commitment Letter computed on a cumulative consolidated bases.

     (e)  Equity Base. Permit the Company's Equity Base to be less than the
          -----------
Minimum Permitted Equity Base at any time.

     (f)  Tangible Net Worth. Permit the Company's Tangible Net Worth to be less
          ------------------
than the Minimum Permitted Tangible Net Worth at any time.

     (g)  Debt to Net Worth. Permit the ratio of the Company's consolidated Debt
          -----------------
to its Tangible Net Worth to exceed the Permitted Debt to Net Worth Ratio at any time.

     (h)  Debt to Equity Base. Permit the ratio of the Company's consolidated
          -------------------
Debt to its Equity Base to exceed the Permitted Debt to Equity Base Ratio at any time.

     (i)  Permitted Current Ratio. Permit the Company's Permitted Current Ratio
          -----------------------
to fall below the limit set in the Commitment Letter at any time.

     (j)  Guaranties. Not guarantee, endorse, assume, become surety for,
          ----------
indemnify or otherwise in any way become or be responsible for the obligations of any other Person except:

          (a) endorsements of negotiable instruments for deposit or collection in the ordinary course of business; and

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          (b)  obligations incurred in connection with the sale of Mortgage
Loans owned by Company in the ordinary course of business of Company.

     (k)  Leases.  Not enter into or permit to exist any arrangement involving
          ------
the leasing from any lessor of real or personal property (or any interest therein) except under:

          (a) leases of automobiles, office furniture and equipment, and computer and related equipment used in the ordinary course of business of Company; and

          (b)  leases of offices occupied by Company.

     (l)  VA Guaranties and FHA Insurance. Not commit or suffer to be committed
          -------------------------------
any act which would invalidate the guarantee of the Veterans Administration ("VA") or insurance by the Federal Housing Administration ("FHA") or cause any impairment to the validity of or priority of the lien securing any Mortgage Loan pledged to the Lender hereunder, as applicable.

     (m)  Maintenance of Qualifications. Not commit or suffer to be committed
          -----------------------------
any act which would adversely affect its eligibility to participate as an FHA approved mortgagee, as an approved lender under the VA guarantee program or as an approved seller-servicer of mortgage notes to FNMA, GNMA, and to FHLMC in the FHLMC regions in which it operates, or its eligibility to issuer Mortgage-Backed Securities or to service the mortgage pools formed with respect to Mortgage-Backed Securities, as applicable.

     (n)  Insurance. Allow the fidelity bonds and policies of insurance required
          ---------
under Paragraph 1(k) of this Agreement to lapse for non payment of premiums or for any other reason or fail to renew such bonds or insurance.

7. EVENTS OF DEFAULT. Upon the occurrence of an Event of Default under Paragraphs 7(a) and 7(f) below and, in all other cases, at the option of Lender, Lender's obligation to make Loans hereunder shall terminate and/or the principal balance of outstanding Loans and interest accrued but unpaid thereon shall become immediately due and payable. The following events shall be "Event of Default":

     (a) The Company shall fail to pay any of the Obligations on the date when due; or

     (b) Any representation or warranty made by the Company in any Loan Documents or in connection with any Loan Documents shall be inaccurate or incomplete in any respect on or as of the date made; or

     (c) The Company or any Subsidiary shall default in the observance or performance of any agreement contained in Paragraphs 4, 5 and 6 above or under the Security Agreement;

     (d) The Company or any Subsidiary shall default in the observance or performance of any other agreement contained in the Loan Documents and such default shall continue unremedied for a period of thirty (30) days; or

     (e) The Company or any Subsidiary shall default in any payment of principal of or interest on any Indebtedness or any other event shall occur, the effect of which is to cause the maturity of such Indebtedness to be accelerated prior to its stated maturity; or

     (f)  Bankruptcy, Insolvency or other Proceeding
          ------------------------------------------

          (1) The Company or any Subsidiary or any Guarantor shall commence any case, proceeding or other action

               (i) Under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief in respect to it or its debts, or

               (ii) Seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its assets, or

          (2) The Company or any Subsidiary or any Guarantor shall make a general assignment for the benefit of its creditors; or

          (3) There shall be commenced against the Company or any Subsidiary or any Guarantor any case, proceeding or other action of a nature referred to in clause (1) above which

               (i) Results in the entry of an order for relief or any such adjudication or appointment, or

               (ii) Remains undismissed, undischarged or unbonded for a period of sixty (60) days; or

          (4) There shall be commenced against the Company or any Subsidiary or any Guarantor any case, proceeding or other action seeking issuance of a warranty of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within sixty (60) days from the entry thereof; or

          (5) The Company or any Subsidiary or any Guarantor shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (1), (2), (3), or (4) above; or

          (6) The Company or any Subsidiary or any Guarantor shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due; or

     (g) (1) Any person shall engage in any "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975 of the Internal Revenue Code) involving any Plan,

          (2) Any "accumulated funding deficiency" (as defined in Section 302 of ERISA), whether or not waived, shall exist with respect to any Plan,

          (3) A Reportable Event shall occur with respect to, or proceedings shall commence to have a trustee appointed, or a trustee shall be appointed, to administer or to terminate any Single Employer Plan, which Reportable Event or institution of proceedings is, in the reasonable opinion of Lender, likely to result in the termination of such Plan for purposes of Title IV of ERISA, and, in the case of a Reportable Event, the continuance of such Reportable Event unremedied for ten (10) days after notice of such Reportable Event pursuant to
Section 4043(a), (c) or (d) of ERISA is given or the continuance of such proceedings for ten (10) days after commencement thereof, as the case may be,

          (4) Any Single Employer Plan shall terminate for purposes of Title IV of ERISA,

          (5) Any withdrawal liability to a Multiemployer Plan shall be incurred by the Company or any Commonly Controlled Entity, or

          (6) Any other event or condition shall occur or exist; and in each case in clauses (1) through (6) above, such event or condition, together with all other such events or conditions, if any, could subject the Company or any Subsidiary to any tax, penalty or other liabilities in the aggregate material in relation to the business, operations, property or financial or other condition of the Company or any Subsidiary; or

     (h) One or more judgments or decrees shall be entered against the Company or any Subsidiary involving claims not paid or not fully covered by insurance and all such judgments or decrees shall not have been vacated, discharged, or stayed or bonded pending appeal within sixty (60) days from entry thereof; or

     (i) Any of the Guarantors shall fail to perform any of its obligations under its guaranty of the Obligations or shall notify Lender of its intention to rescind, modify, terminate or revoke its guaranty with respect to future transactions or otherwise; or

     (j) Ten percent (10%) or more by number of Mortgage Loans held by Lender as Collateral under the Security Agreement shall cease to be Eligible Mortgage Loans during any consecutive fifteen (15) day period and shall not be replaced by additional Mortgage Loans constituting Eligible Collateral.

     (k) Any agency such as FNMA, GNMA, FHLMC, or HUD, or private investor, or any other party shall seize or take control of Company's servicing portfolio for breach of any servicing agreement applicable to such servicing portfolio, or for any other reason whatsoever.

8.   MISCELLANEOUS PROVISIONS.

     (a) Independence of Parties. Nothing herein shall be deemed or construed to
         -----------------------
create a partnership or joint venture between the parties hereto and each party hereto is an independent contractor.

     (b) Representations, Warranties. This Agreement, the Commitment Letter, the
         ---------------------------
Security Agreement, the Guaranties and other documents required herein merge all previous negotiations and agreements, constitute the entire agreement between the parties and may be amended or modified only by a writing duly signed by Lender. Lender has made no representations, warranties or agreements, written or oral, express or implied, other than expressly set forth in the documents described.

     (c) Loans after Maturity Date. Company acknowledges that all obligation of
         -------------------------
Lender to make loans to Company shall without any additional notice from Lender cease and terminate on the Maturity Date stated in the Commitment Letter, and that said Maturity Date may be extended only by a written extension duly signed by Lender in its absolute discretion and without any obligation to extend the Maturity Date. If Lender makes Loans to Company after said Maturity Date without execution of any new extension or new or modified Agreement (in the absolute discretion of Lender and without any obligation to make Loans after the Maturity
Date), Company expressly agrees that all terms and conditions of this Agreement shall apply to any such Loan made to Company, provided, however, that Lender shall have the right at any time and from time to time after Maturity Date to notify Company that Lender will discontinue making Loans in any amount to

Company thirty (30) days after delivery of written notice to Company, or if notice of termination is given in United States Mail, thirty (35) days after mailing (whichever date first occurs) and Company acknowledges and agrees that Lender may discontinue making Loans in any amount from and after said 30 or 35 days.

     (d)  Failure to Make Loan. If Lender refuses to make a Loan upon Collateral
          ---------------------
which turns out to be an Eligible Mortgage Loan, and all other conditions of this Agreement are complied with, Lender agrees to pay Company damages at the rate of two percent per annum times the unpaid principal amount of the Eligible Mortgage Loan from date of rejection of Lender for a period of 90 days or until the date that the Mortgage Loan is sold or funded by a mortgage warehouse facility elsewhere or to the Maturity Date specified in the Commitment Letter, whichever date first occurs. If Lender terminates the entire Agreement for Default and it is later determined that no such Default in fact occurred, Lender shall pay Company damages at the rate of two percent per annum times the unpaid principal amount of any Eligible Mortgage Loan from date funding of a Loan by Lender is actually requested for a period not exceeding 90 days from date such funding is requested or until it is sold or funded by a mortgage warehouse facility elsewhere or the Maturity Date specified in the Commitment Letter, whichever date first occurs. To induce Lender to enter into this Agreement, Company covenants and agrees that, in event of breach of this Agreement by Lender, damages will be difficult to fix and shall be limited to the damages calculated as specified in this paragraph, and that Lender and its principals and assigns shall have no further or other liability to Company for general, special, consequential or punitive damages or otherwise.

     (e)  Dispute Resolution.
          ------------------

          (1)  Mandatory Mediation or Arbitration. Any controversy or claim
               ----------------------------------
between or among the parties, their agents, employees and Affiliates, including but not limited to those arising out of or relating to this Agreement or any other Loan Document and any claim based on or arising from an alleged tort, shall, at the option of any party, and at that party's expense, be submitted to mediation, using either the American Arbitration Association ("AAA") or Judicial Arbitration and Mediation Services, Inc. ("JAMS"). If mediation is not used, or if it is used and it fails to resolve the dispute within 30 days from the date AAA or JAMS is engaged, then the dispute shall be determined by arbitration in accordance with the rules or either JAMS or AAA (at the option of the party initiating the arbitration) and Title 9 of the U.S. Code, regardless of any other choice of law provision in the Loan Documents. All statutes of limitations or any waivers contained herein which would otherwise be applicable shall apply to any arbitration proceeding under this subparagraph 8(e)(1). The parties agree that related arbitration proceedings may be consolidated. The arbitrator shall prepare written reasons for the award. Judgment upon the award rendered may be entered in any court having jurisdiction. This subparagraph 8(e)(1) shall apply only if, at the time of the proposed submission to AAA or JAMS, (1) none of the obligations to Lender described in or covered by any of the Loan Documents are secured by real property collateral or, (2) if so secured, all parties consent to such submission.

          (2)  Jury Waiver/Judicial Reference. If the controversy or claim is
               ------------------------------
not one required to be submitted to arbitration as provided and limited in subparagraph 8(e)(1), but becomes the subject of a judicial action, EACH PARTY HEREBY WAIVES ITS RESPECTIVE RIGHT TO TRIAL BY JURY OF THE CONTROVERSY OR CLAIM. In addition, any party may elect to have all decisions of fact and law determined by a referee appointed by the court in accordance with applicable state reference procedures. The party requesting the reference procedure shall ask AAA or JAMS to provide a panel of retired judges and the court shall select the referee from the designated panel. The referee shall prepare written findings of fact and conclusions of law.

Judgment upon the award rendered shall be entered in the court in which such proceeding was commenced.

                (3)     Provisional Remedies, Self Help, and Foreclosure. No
                        ------------------------------------------------
provision of, or the exercise of any rights under, subparagraph 8(e)(1), (a) shall limit the right of any party to exercise self-help remedies such as setoff, to foreclose against any real or personal property collateral, or to obtain provisional or ancillary remedies such as injunctive relief or the appointment of a receiver from a court having jurisdiction before, during or after any mediation or arbitration. At Lender's option, foreclosure under a deed of trust or mortgage may be accomplished either by exercise of power of sale under the deed of trust or mortgage, or by judicial foreclosure. The institution and maintenance of an action for judicial relief or pursuit of provisional or ancillary remedies or exercise of selfhelp remedies shall not constitute a waiver of the right of any party, including the plaintiff, to submit the controversy or claim to mediation or arbitration.

                (4)     Conflict. To the extent any provision of this dispute
                        --------
resolution clause is different than the terms of any Loan Document, the terms of this dispute resolution clause shall prevail.

        (f)     Agent for Service of Process. Company shall irrevocably appoint
                ----------------------------
CT Corporation System of 818 W. Seventh Street, Los Angeles, CA 90017 (or its successor or assignee) as its agent for service of process to receive service of all process, including without limitation thereto summons, complaints, writs, injunctions, motions and orders, in connection with any dispute arising under the Loan Documents or out of the relationship between the parties. Company shall bear the cost of such appointment and shall not rescind same while the Loan Documents are in force and effect or any Obligations remain unpaid. This Agreement, and the Loan Documents, are entered into by Lender in reliance upon such irrevocable appointment.

        (g)     Assignment. The Company may not assign its rights or obligations
                ----------
under this Agreement without the prior written consent of Lender. Lender may assign all of its right, title and interest in this Agreement, the collateral, the Loan Documents and the Obligations in its discretion, provided that such assignee shall assume all of lender's Obligations hereunder.

        (h)     Disclosure. The Company consents and agrees that Lender may
                ----------
disclose to any other financial institution and to any prospective or actual successors or assigns financial statements, Loan Requests, credit reports, credit ratings and any and all other information in the possession of or available to Lender relating to the Company and that Lender shall not be liable to Company for any error, omission or inaccuracy in any of the foregoing. Company agrees to hold Lender harmless and to defend and indemnify Lender against any claims by or liabilities to Company or to any such financial institution or successor or assign of Lender arising out of or related to any disclosure by Lender related to Company and/or breach by Company of any representation or warranty, affirmative covenant, negative covenant or other Event of Default or Potential Default, or other breach by Company of this Agreement or any related agreement.

        (i)     Amendment. This Agreement may not be amended or in any manner
                ---------
modified by an oral agreement, whether or not such oral agreement is executed or is supported by a new consideration. This Agreement may not be amended or in any manner modified unless such amendment or modification is in writing and signed by Lender and the Company. This Agreement, the Security Agreement and all related Loan Documents are for the sole benefit of Lender and Company and may be amended, modified or cancelled at any time or from time to time without consultation with or consent of any other entity.

        (j)     Cumulative Rights; No Waiver. The rights, powers and remedies of
                ----------------------------
Lender hereunder are cumulative and in addition to all rights, powers and remedies provided under any and all agreements between the Company and Lender relating hereto, at law, in equity or otherwise. Any delay or failure by Lender to exercise any right, power or remedy shall not constitute a waiver thereof by Lender, and no single or partial exercise by Lender of any rights, power or remedy shall preclude other or further exercise thereof or any exercise of any other rights, powers or remedies.

        (k)     Entire Agreement. This Agreement and the documents and
                ----------------
agreements referred to herein embody the entire agreement and understanding between the parties hereto and supersede all prior or contemporaneous agreements and understandings relating to the subject matter hereof and thereof.

        (l)     Survival. All representations, warranties, covenant and
                --------
agreements herein contained on the part of the Company shall survive the termination of this Agreement and shall be effective until the Obligations are paid and performed in full or longer as expressly provided herein.

        (m)     Notices. All notices given by either party to the other shall be
                -------
in writing, delivered personally or by depositing the same in the United States mail, certified, with postage prepaid, addressed to the party at the address set forth in the Commitment Letter. Either party may change the address to which notices are to be sent by notice of such change to the other party given as provided herein. Notice shall be effective upon personal service or the earlier of three business days after deposit in the United States mail, postage prepaid, or actual receipt.

        (n)     Governing Law. This Agreement shall be governed by and construed
                -------------
in accordance with the laws of the State of California without giving effect to its choice of law provisions.

        (o)     Independent Legal Advice; Company. Company represents, warrants
                ---------------------------------
and agrees that it has received independent legal advice from independent counsel of its choice with respect to the advisability of making the agreements provided for in this Agreement and the related Loan Documents, and with respect to the advisability of executing this Agreement and the Loan Documents. Company has not relied upon any statement, representation or promise of Lender (or of any officer, agent, employee, representative, or attorney for such other party) in executing this Agreement or the Loan Documents, except as expressly stated in this Agreement.

        (p)     Section Titles. The section titles contained in this Agreement
                --------------
shall be without substantive meaning or content of any kind whatsoever and shall not govern the interpretation of any of the provisions of this Agreement.

        (q)     Reliance by Lender. All covenants, agreements, representations
                ------------------
and warranties made herein by Company shall, notwithstanding any investigation by Lender, be deemed to be material to and to have been relied upon by Lender and shall survive the execution and delivery of the Agreement.


        (r)     Counterparts; Effectiveness. This Agreement and any amendments,
                ---------------------------
waivers, consents, or supplements may be executed in any number of counterparts, and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. This Agreement shall become effective when written or telephoned notification of such execution and authorization of delivery thereof has been received by Lender.

9. DEFINITIONS. For purposes of this Agreement, the terms set forth below shall have the following meanings:

"Acceptable Jurisdiction" shall have the meaning set forth in the Commitment Letter.

"Additional Collateral Documents" shall consist of the Security Agreements, Guaranties, Uniform Commercial Code Financing Statements, Assignments, Pledges and other instruments evidencing a security interest in Lender which may be required by the Agreement, Commitment Letter or related Loan Documents.

"Additional Credit Facilities" shall mean, collectively and severally, each and every credit facility made available by Lender to and for the account of the Company the documentation for which recites that such credit facility is intended to be an Additional Credit Facility hereunder.

"Affiliate" shall mean an entity owned all or in part by Company, a Parent, or another Affiliate.

"Agreement" shall mean this Agreement and the Commitment Letter, as each may be amended, extended or replaced from time to time.

"Allowed Discrepancy" shall have the meaning given to it in the Commitment
Letter.

"Available Deposits" shall mean those net free collected balances in the Company's non-interest-bearing accounts and impound accounts maintained with Lender, or with another financial institution acceptable to Lender and under written agreement with Lender (computed after deduction of amounts required to compensate Lender for services rendered and deduction of amounts required by Lender to be maintained on deposit as reserves, determined in accordance with Lender's standard system of analysis for similar accounts). Lender reserves the right to cancel the availability of the benefits of "Available Deposits" at any time in its sole discretion.

"Borrowing Base" shall mean at any date all Eligible Collateral delivered and held by Lender or any custodian appointed by Lender in writing as collateral security for the Obligations which meets the requirements for Eligible Collateral in this Agreement and the requirements for inclusion in the Borrowing Base set forth in the Commitment Letter.

"Book Account Amount" shall have the meaning given to it in paragraph 1(c) of this Agreement.

"Collateral" shall have the meaning set forth in the Security Agreement.

"Commitment Letter" shall mean any letter of most recent date from time to time addressed to the Company and duly executed by Lender and the Company, referencing this Agreement and setting forth the specifics of certain terms and provisions of this Agreement.

"Commonly Controlled Entity" of a Person shall mean a Person, whether or not incorporated, which is under common control with such Person within the meaning of Section 414(c) of the Internal Revenue Code.

"Construction Mortgage Loan" shall mean a Mortgage Loan the proceeds of which are being advanced by Lender to enable the Obligor to construct or to cause to be constructed improvements on the real property securing such Mortgage Loan.

"Contact Office" shall mean that office of Lender set forth in the Commitment Letter.

"Contractual Obligation" as to any Person shall mean any provision of any security issued by such Person or of any agreement, instrument or undertaking to which such Person is a party or by which it or any of its property is bound.

"Credit Limit" shall mean the aggregate amount of credit agreed to be made available by Lender to the Company, from time to time, to and including the Maturity Date, as set forth in the Commitment Letter.

"Current Assets" shall mean those assets set forth in the consolidated balance sheet of the Company, prepared in accordance with GAAP, as current assets, defined as those assets that are now cash or will by their terms or disposition be converted to cash within one year of the Statement Date or the Interim Date.

"Current Liabilities" shall mean those liabilities set forth in the consolidated balance sheet of the Company, prepared in accordance with GAAP, as current liabilities, defined as those liabilities due upon demand or within one year of the Statement Date or the Interim Date.

"Current Ratio" shall mean the sum of the amounts set forth in the consolidated balance sheet of the Company, prepared in accordance with GAAP, on the Statement Date or the Interim Date as Current Assets, divided by the sum of the amounts set forth as Current Liabilities.

"Debt" of any Person shall mean

        (a) Indebtedness for borrowed money or for the deferred purchase price of property or services in respect of which such Person is liable, contingently or otherwise, as obligor, guarantor or otherwise, or in respect of which such Person otherwise assures a creditor against loss, and

        (b) Obligations under leases which shall have been or should be, in accordance with generally accepted accounting principles, recorded as capital leases in respect of which obligations such Person is liable, contingently or otherwise, as obligor, guarantor or otherwise, or in respect of which obligations such Person or entity otherwise assures a creditor against loss, and

        (c) Unfunded vested benefits under each Plan maintained for employees of such Person, and

        (d)     All amounts in the Book Account plus outstanding Loan Fees.

"Document Certification Letter" shall mean a certification letter in form and substance acceptable to Lender.

"Draft Account" shall mean that account of the Company described in the Commitment Letter maintained in the Company's name alone with the depository institution designated by Lender from time to time.

"Eligible Collateral" shall mean all Eligible Mortgage Loans, Eligible Mortgage-Backed Securities and all other Collateral meeting the requirements of "Types of Eligible Collateral" set forth in the Commitment Letter, and, in each case, as to which there shall have been delivered to Lender or its custodian those items set forth in Exhibit "I" attached hereto. In determining the eligibility of any Collateral, Lender may require delivery to it of satisfactory opinions of counsel relating to local laws of the jurisdiction to which the Collateral is related. Notwithstanding anything contained in this Agreement, Lender in its sole discretion may reject any Collateral as ineligible under this Agreement when presented by the Company for inclusion in the Borrowing Base. Any of the requirements for eligibility may be waived by Lender; provided, however, that any Collateral which is initially acceptable as Eligible Collateral and which subsequently fails to meet any of the foregoing requirements or representations hereof shall forthwith cease to be Eligible Collateral.

"Eligible Mortgage-Backed Security" shall mean a Mortgage-Backed Security which, if guaranteed by any Person, conforms in all respects under the guaranty thereof as to the timely payment of the principal and interest on such Mortgage-Backed Security and as to which no proceeds have been paid under such guaranty, or, if not subject to the guaranty of any Person, has never been delinquent as to any payment of principal or interest thereunder.

"Eligible Mortgage Loan" shall mean a Mortgage Loan with respect to which each of the following statements shall be accurate and complete (and the Company by including such Mortgage Loan in any computation of the Borrowing Base shall be deemed to so represent and warrant to Lender at and as of the date of such computation):

        (a) Said Mortgage Loan is a binding and valid obligation of the Obligor thereon, in full force and effect and enforceable in accordance with its term,

        (b) Said Mortgage Loan is genuine, in all respects as appearing on its face or as represented in the books and records of the Company, and all information set forth therein is true and correct,

        (c) Said Mortgage Loan is free of default of any party thereto (including the Company), counterclaims, offsets and defenses and from any rescission, cancellation or avoidance, and all right thereof, whether by operation of law or otherwise,

        (d) No payment under said Mortgage Loan is past due the payment due date set forth in the underlying promissory note and deed of trust (or mortgage),

        (e) Said Mortgage Loan contains the entire agreement of the parties thereto with respect to the subject matter thereof, has not been modified or amended in any material respect and is free of concessions or understandings with the Obligor thereon of any kind not expressed in writing therein, except to the extent disclosed to the Lender, in writing,

        (f) Said Mortgage Loan has, in all respects as required by and in accordance with all requirements of any federal, state or local law including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, fair credit reporting, equal credit opportunity and disclosure laws applicable in connection with the origination of each Mortgage Loan been compiled with, and the consummation of the transaction contemplated by this Agreement, including the receipt of interest by Purchaser, shall not result in a violation of any such laws,

        (g) All advance payments and other deposits on said Mortgage Loan have been paid in full, and no part of said sums have been loaned, directly or indirectly, by the Company to the Obligor, and other than as disclosed to Lender in writing there have been no prepayments on said Mortgage Loan, (except for loans made in connection with buy-downs in the ordinary course of business),

        (h) At all times said Mortgage Loan (with the exception of the Property) will be free and clear of all liens, encumbrances, charges, rights and interests of any kind, except in favor of Lender, and except in the case of a Take-Out Purchase Commitment in the ordinary course of business,

     (i) The Property covered by said Mortgage Loan is insured against loss or damage by fire and all other hazards normally included within standard extended coverage in accordance with the provisions of said Mortgage Loan with the Company named as loss payee thereon,

     (j) The Property covered by said Mortgage Loan is free and clear of all liens, encumbrances, charges, rights and interests of any kind except of the Company (which as assigned any and all such liens, encumbrances, charges, rights and interests to Lender) or disclosed in a title policy, preliminary title report or lot book guaranty delivered to Lender concurrently with the delivery of the Mortgage Loan,

     (k) The Property covered by said Mortgage Loan is located in an Acceptable Jurisdiction,

     (l) Unless otherwise provided in the Commitment Letter, said Mortgage Loan is covered by a Take-Out Purchase Commitment which is in full force and effect and is in full compliance therewith,

     (m) The date of the promissory note is no earlier than six months prior to the date said Mortgage Loan is first included in the Borrowing Base,

     (n) Said Mortgage Loan has not been included in the Borrowing Base for a period of time in excess of the Permissible Warehouse Period,

     (o) Said Mortgage Loan confirms in all respects to the description of "Types of Eligible Collateral" set forth in the Commitment Letter, and

     (p) In the event the Mortgage Loan is a Conventional Residential Mortgage Loan, and the Loan-to-Value Ratio of said Mortgage Loan is between ninety percent (90%), and ninety-five percent (95%), between eighty-five (85%) and ninety percent (90%), or between eighty percent (80%) and eighty-five percent (85%), said Mortgage Loan is the subject of a mortgage guaranty insurance policy in favor of the Lender covering not less than twenty-two percent (22%), seventeen percent (17%), or twelve percent (12%), respectively, and no less than the amount required by the Qualified Take-Out Purchaser, of the original principal of the underlying promissory note.

     (q) In the event the Mortgage Loan is a Construction Mortgage Loan, the Loan-to-Value Ratio thereof does not exceed seventy-five percent (75%).

     (r) With respect to said Construction Mortgage Loan the Company holds in its files the following documents:

          (1)  Plans and specifications approved by permanent lender or insurer.

          (2)  Itemized cost breakdown of improvements.

          (3)  Performance Bond and Assignment of Contract.

          (4)  Construction Contract.

          (5)  Regular site inspect reports.

          (6)  Financial information on general contractor.

        (s) Unless otherwise approved by Lender in writing, said Construction Mortgage Loan is underwritten in conformity with FNMA or FHLMC requirements.

        (t) Said Mortgage Loan is underwritten by the Company to standards acceptable to HUD, VA, FNMA, FHLMC, or Qualified Take-Out Purchaser.

        (u) The Company in determining the appraised fair market value of said Mortgage Loan is required to use state licensed appraisers acceptable to Lender. Said appraiser shall have no interest, direct or indirect, in the mortgaged property, or in any loan made on the security thereof, and said appraiser's compensation shall not be affected by the approval or disapproval of the mortgage loan.

        (v) Said Mortgage Loan has been closed by a Title Company, Closing Attorney, or Escrow Officer approved by Lender in its discretion, and such Title Company, Closing Attorney, or Escrow Officer has in force insurance insuring Company and Lender and the principals, successors, heirs, and assigns of Lender, against any breach of fidelity by such Company or Officer and against any loss or damage from loss or destruction of documents, theft, misappropriation, or errors or omissions."

"Equity Base" shall mean at any date the sum of

        (a)   Tangible Net Worth, plus

        (b) Three quarters of one percent [(0.75) . (1%)] of the aggregate outstanding principal balance of the Company's mortgage loan servicing portfolio (internally generated or acquired by purchase), which is not pledged as security on any other debt or obligation.

"ERISA" shall mean the Employee Retirement Income Security Act of 1974, as the same may from time to time be supplemented or amended.

"Event of Default" shall have the meaning set forth in Paragraph 7 above.

"Event of Potential Default" shall mean any event which with the passage of time or the failure to cure shall become an Event of Default.

"FHA" shall mean the Federal Housing Administration and any successor agency.

"FHLMC" shall mean the Federal Home Loan Mortgage Corporation and any successor agency.

"FNMA" shall mean the Federal National Mortgage Association and any successor agency.

"GAAP" shall mean generally accepted accounting principles in the United States of America in effect from time to time.

"GAAS" shall mean generally accepted auditing standards in the United States of America in effect from time to time.

"GNMA" shall mean the Government National Mortgage Association and any successor agency.

"Governmental Authority" shall mean any nation or government, any state or other political subdivision thereof, and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

"Guarantors" shall mean guarantors of the Obligations described more particularly in the Commitment Letter.

"Indebtedness" of any Person shall mean all items of indebtedness which, in accordance with generally accepted accounting principles and practices, would be included in determining liabilities as shown on the liability side of a balance sheet of such Person as of the date as of which indebtedness is to be determined, including, without limitation, all obligations for money borrowed and capitalized lease obligations, and shall also include all indebtedness and liabilities of others assumed or guaranteed by such Person or in respect of which such Person is secondarily or contingently liable (other than by endorsement of instruments in the course of collection) whether by reason of any agreement to acquire such indebtedness or to supply or advance sums or otherwise.

"Interim Date" shall have the meaning set forth in the Commitment Letter.

"LIBOR" shall have the meaning given to the term in the Pricing Schedule attached to the Commitment Letter.

"Lien" shall mean any security interest, mortgage, pledge, lien, claim, charge or encumbrance (including any conditional sale or other title retention agreement), any lease in the nature thereof, and the filing of or agreement to give any financing statement under the Uniform Commercial Code of any jurisdiction.

"Loan Documents" shall mean this Agreement, the Commitment Letter, the Security Agreement, the Additional Collateral Documents, and any other documents, instrument or agreement executed by the Company in connection therewith.

"Loan Request" shall mean a request in form of Exhibit I to this Agreement as such form may be amended from time to time by Lender.

"Loan-to-Value Ratio" shall mean,

        (a) With respect to any Residential Mortgage Loan, the ratio of the aggregate indebtedness secured by such Property (including the indebtedness represented by such Residential Mortgage Loan) to the lesser of the appraised fair market value or sales price of the subject Property at the date the loan represented by such Residential Mortgage Loan was made, and

        (b) With respect to any Construction Mortgage Loan, the ratio of the aggregate indebtedness secured by such property (including the indebtedness represented by such Construction Mortgage Loan) to the projected appraised fair market value of the subject property after completion of the improvements to be constructed thereon with the proceeds of such Construction Mortgage Loan.

"Maturity Date" shall mean the date set forth in the Commitment Letter (as such date may be expressly extended from time to time in writing by Lender).

"Minimum Permitted Equity Base" shall have the meaning set forth in the Commitment Letter.

"Minimum Permitted Tangible Net Worth" shall have the meaning set forth in the Commitment Letter.

"Mortgage-Backed Security" shall mean a pass-through mortgage-backed certificate, guaranteed by a governmental agency or other Person or otherwise meeting the requirements of "Types of Eligible Collateral" set forth in the Commitment Letter.

"Mortgage Loan" shall mean a real estate secured loan, made by the Company to an Obligor or acquired by the Company, including, without limitation:

     (a) A promissory note and related deed of trust (or mortgage) and/or security agreements;

     (b) All guaranties and insurance policies, including, without limitation, all mortgage and title insurance policies and all fire and extended coverage insurance policies and rights of the Company to return premiums or payments with respect thereto;

     (c) All right, title, and interest of the Company in the Property covered by said deed of trust (or mortgage); and

     (d)  The Take-Out Purchase Commitment, if any, related thereto.

"Multiemployer Plan" as to any Person shall mean a Plan of such Person which is a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

"Obligations" shall mean any and all debts, obligations and liabilities of the Company to Lender (whether now existing or hereafter arising, voluntary or involuntary, whether or not jointly owed with others, direct or indirect, absolute or contingent, liquidated or unliquidated, and whether or not from time to time decreased or extinguished and later increased, created or incurred), arising out of or related to the Loan Documents.

"Obligor" shall mean the individual or individuals obligated to pay the indebtedness which is the subject of Mortgage Loan.

"Parent" shall mean a person or entity which owns all or part of the stock or equity interest in the Company.

"PBGC" shall mean the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA.

"Permissible Warehouse Period" shall mean for any item of Eligible Collateral the earlier of the period of time set forth in the Commitment Letter or 10 days following the expiration of the applicable Take-Out Purchase Commitment, if any.

"Permitted Current Ratio" shall have the meaning set forth in the Commitment Letter.

"Permitted Debt to Equity Base Ratio" shall have the meaning set forth in the Commitment Letter.

"Permitted Debt to Tangible Net Worth Ratio" shall have the meaning set forth in the Commitment Letter.

"Person" shall mean any corporation, natural person, firm, joint venture, partnership, trust, unincorporated organization, government or any department or agency of any government.

"Plan" shall mean as to any Person, any pension plan that is covered by Title IV of ERISA and in respect of which such Person is an "employer" as defined in
Section 3(5) of ERISA.

"Potential Default" shall mean an event which but for the lapse of time or the giving of notice, or both, would constitute an Event of Default.

"Prevailing Interest Rate" shall mean the interest rate accruing on the Obligations prior to the maturity thereof, as set forth in the Commitment Letter.

"Proceeds" shall mean whatever is receivable or received when a Loan or Collateral or proceeds is sold, collected, exchanged, or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes, without limitation, all rights to payment, including return premiums, with respect to any insurance relating thereto.

"Property" shall mean the real property, including the improvements thereon, and the personal property (tangible and intangible) which are encumbered as collateral security for a Loan.

"Qualified Take-Out Purchaser" is a purchaser to be specified by Lender who is qualified under the terms and conditions stated in the Commitment Letter or otherwise acceptable to Lender in its absolute discretion.

"Reference Rate" shall mean the rate of interest announced publicly by First Collateral Services from time to time at its Walnut Creek, California, Executive Offices, and shall be based upon the reference or prime rate as announced by seven MoneyCenter Banks, to be determined by the majority of said banks, or if no majority exists, then by the selection of such rate as announced by one or more of said banks by First Collateral Services.

"Reportable Event" shall mean a reportable event as defined in Title IV of ERISA, except actions of general applicability by the Secretary of Labor under
Section 110 of ERISA.

"Required Fees" are fees required to be paid by Company under the Agreement or other agreement between Company and Lender, including the Commitment Letter.

"Requirements of Law" shall mean as to any Person the certificate of incorporation and by-laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation, or a final and binding determination of an arbitrator or a determination of a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

"Residential Mortgage Loan" shall mean a Loan the proceeds of which are advanced to enable the Obligor (or its predecessor if the Mortgage Loan has been assumed by the present Obligor) to acquire a 1-4 unit family residence.

"Security Agreement" shall mean a security agreement in form and substance acceptable to Lender.

"Single Employer Plan" shall mean as to any Person any Plan of such Person which is not a Multiemployer Plan.

"Statement Date" shall have the meaning set forth in the Commitment Letter.

"Subsidiary" shall mean any corporation more than fifty percent (50%) of the stock of which has, by the terms thereof, ordinary voting power to elect the board of directors, managers or trustees of the corporation (irrespective of whether or not at the time stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) shall, at the time as of which any determination is being made, be owned by the Company, either directly or through Subsidiaries.

"Take-Out Purchase Commitment" with respect to any Collateral shall mean a bona fide current, unused and unexpired commitment made by a Qualified Take-out Purchaser, under which said Person agrees, prior to or on the expiration thereof, upon the satisfaction of certain terms and conditions therein, to acquire such Collateral, which commitment is not subject to any term or condition which is not customary in commitments of like nature or which, in the reasonably anticipated course of events, cannot be fully complied with prior to the expiration thereof.

"Tangible Net Worth" shall mean the sum of the amount set forth on the consolidated balance sheet of the Company, prepared in accordance with GAAP as

     (a)  The par or stated value of all outstanding common stock,

     (b)  Paid-in capital and retained earnings, less the sum of

          (1) Goodwill, including any amounts (however designated on such balance sheet) representing the cost of acquisitions of subsidiaries in excess of underlying tangible assets,

          (2) Patents, trademarks, copyrights, leasehold improvements not recoverable at the expiration of a lease, and deferred charges (including, but not limited to unamortized debt discount and expense, organizational expenses), and

          (3) Loans receivable by Company from parents, affiliates, subsidiaries, or Commonly Controlled Entities, or officers, directors, and holders of stock in parents, affiliates or subsidiaries or other Commonly Controlled Entities.

          (4) Any amounts (however designated on the Consolidated Balance Sheet of the Company) allocated to the purchase of the Company's servicing portfolio or any part thereof, or any amounts (however designated on such balance sheet) attributable to the capitalization of servicing fees in excess of the cost of servicing.

"VA" shall mean the Veterans Administration and any successor agency.

"Warehouse" Loans in Warehouse consist of the aggregate principal amount of Loans advanced by Lender to Company and held by Lender at any time in portfolio, until said Loans are either sold or repaid.

"Warehouse Value" Company acknowledges that Loans are bought and sold in various open markets and that prices for mortgage loans change from moment to moment based upon the prevailing interest rate and other conditions. Company expressly agrees that the Warehouse Value is the fair market value of Loans in Warehouse or Collateral in the Borrowing Base estimated by Lender in its reasonable discretion at any time and from time to time based upon regular business reports from Telerate, Reuters or other financial services. In the event of any difference of opinion regarding Warehouse Value, Company may request an appraisal of the Warehouse Value and consents and agrees that the Warehouse Value may be fixed by any person or institution named by Lender provided that such person is a bank, financial institution or broker regularly dealing in the purchase and sale of mortgage loans. Company shall pay all fees and costs in connection with such appraisal of Warehouse Value. Company shall deposit with Lender the amount of any cash or other security demanded by Lender based on Lender's estimate of Warehouse Value pending completion of appraisement of the Warehouse Value by such bank, financial institution or broker specified by Lender.

"Warehouse Value Certificate" shall mean a certificate by Company in form and substance acceptable to Lender warranting the Warehouse Value of Loans in warehouse.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.


COMPANY: OCEAN WEST ENTERPRISES, INC.
         a California corporation





By:   ________________________________
      Marshall Stewart
      President





LENDER:  ASSOCIATES COMMERCIAL CORPORATION dba:
         FIRST COLLATERAL SERVICES
         a Delaware corporation




By:   /s/ Lyndon C. Merkle
      --------------------------------
      Lyndon C. Merkle
      Senior Vice Prsident

                                    EXHIBIT

                                  LOAN REQUEST




Company:

Street:

City/State:



To First Collateral Services:

Our Loan Number    ____________________

Mortgagor          ______________________

Co-Mortgagor       ______________________


Note Date          ____________________       Note Amount      _________________

Note Date          ____________________       Note Term Yrs.   _________________


State Where Property Located              ______________________

Acquisition Cost (Par less Pts.)          ______________________

Commitment Price/Yield                    ______________________

The Take-Out Purchaser is:

                Name                    ________________________________________

                Address                 ________________________________________

                                        ________________________________________

                                        ________________________________________


                Commitment No.          ________________________

                The Purchaser Date is   ________________________

Loan Description: Type of Program (FHA 203b, 245, etc.; VA; Conv.Fixed, ARM, GPM, etc.)

  FHA________    VA________    CONV________    2ND T/D________    OTHER________


        We hereby request that you fund the above described loan for the amount of $____________. Of the above advance, please credit our account with $____________. You are authorized to pay check # in the amount of $____________. You are authorized to wire $____________, as per our writing instructions.

The following documents are enclosed:

ALL LOANS REQUIRE

                                                                                     Check
  Original Mortgagor's note endorsed in blank and riders                            ________
  Certified copy of Deed of Trust                                                   ________
  Original Executed Assignment of D/T in favor of First Collateral Services, Inc.   ________
  Copy Escrow instructions with Funding Statement                                   ________
  Copy Insured Closing Protection Letter (Loans closed outside Title Co.)           ________
  Copy Investor Credit Package Approval/Pool Insurance (all non-conforming loans)   ________
  Copy Appraisal                                                                    ________
  Copy Investor Commitment                                                          ________
  Copy Funding Check/Wire Instructions                                              ________


We represent and warrant that as of this date and the date of funding the representations and warranties in the Loan Documents are true in all material respects, that no Event of Default or Potential Default shall have occurred, that the aggregate amount outstanding shall not exceed the credit limit stated in the Loan Documents, that the loan is an Eligible Mortgage Loan and that we hold in our files all required disclosure statements, verification of employment and settlement instructions (HUD I). The original recorded Deed of Trust, Policy of Title Insurance, FHA, VA or PMI certificate, Settlement Instructions (HUD I), Flood Insurance (if applicable), Sales Contract, and Termite Report will be furnished to you within 60 days.

                                        Very truly yours,


                                        By:     ______________________________

                                        Title:  ______________________________

                                        Date:   ______________________________

                                   EXHIBIT II

FIRST COLLATERAL SERVICES
1340 Treat Boulevard, Suite 480
Walnut Creek, CA 94596-7581

Date:                                   Mortgage Company:
                                        Investor:

                                 BAILEE LETTER

First Collateral Services hereby conditionally tenders to you as bailee and agent for First Collateral the notes and related complete files for mortgage loans on the following schedule:

You have the option to purchase the mortgage loans within 30 days from this date on condition that you wire the proceeds of said purchase to: CITIBANK, N.A., 111 Wall Street, New York, NY 10043

                Citibank, N.A.
                Telegraphic Abbrv: Citibank NYC
                ABA #021000089
                First Collateral Services
                Credit Acct# 3685-7444
                Text Line One: Customer's Name & Acct#
                Text Line Two:

Upon receipt of proceeds by First Collateral we agree that the conditions of delivery will have been satisfied and that you will be discharged of further obligations to us as bailee and agent for First Collateral as to said notes.

First Collateral has purchased or holds a perfected security interest in the mortgage loans from the mortgage company named above and delivers the mortgage loans to you in bailment pursuant to a forward purchase commitment to said mortgage company and at the instruction of said mortgage company but does not assume or agree to perform any obligation to you of said mortgage company.

Unless and until you buy and pay for each loan, First Collateral shall retain full ownership thereof or retain its perfected security interest therein and you shall hold possession of each loan and the documentation evidencing the same as agent and bailee for and on behalf of First Collateral.

In the event any of these loans is unacceptable to you or if you fail to complete purchase and payment within 30 days, you as bailee and agent must return such mortgage loan and its file to First Collateral only at its Walnut Creek address.

                                Sincerely,

                                First Collateral Services

                                By:   _____________________________________
                                Name: _____________________________________
                                      Collateral Control Clerk